Phoenix Duff & Phelps Institutional Mutual Funds
                   Supplement Dated November 11, 1997 for the
             Balanced Portfolio in the Prospectus dated May 1, 1997
                    as previously supplemented June 30, 1997


The Portfolio Managers
The following replaces the paragraph under the heading "Balanced Portfolio" located on page 18 of the Prospectus.

     Investment and trading decisions for the Balanced Series are made by a team of equity investment professionals and a team of fixed income investment professionals.

The following replaces the paragraph under the heading "Growth Portfolio" also located on page 18 of the Prospectus.

     Investment and trading decisions for the Growth Portfolio are made by a team of equity investment professionals.


PDP 039M (11/97)